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                                                                EXHIBIT 10.2(e)

                                  FIRST AMENDMENT TO
                               PARTICIPATION AGREEMENT


    THE FIRST AMENDMENT TO PARTICIPATION AGREEMENT is dated as of April 9, 1996 (as amended, modified, supplemented, renewed, extended and/or restated from time to time, this "First Amendment to Participation Agreement"), and is among NATWEST MARKETS LEASING CORPORATION, a Delaware corporation ("Owner Participant"); MEDIA PLAY TRUST, a trust existing under the laws of the State of New York pursuant to the terms of that certain Trust Agreement of even date herewith (the "Trust"); Yasuda Bank and Trust Company (U.S.A.), a New York state trust company ("Owner Trustee"); NATIONAL WESMINSTER BANK Plc, a bank organized under the laws of England (acting through its Chicago and Nassau Branches), as Agent and a Lender ('Agent"); the other Lenders parties to the Participation Agreement (hereinafter defined), and MEDIA PLAY, INC., a Delaware corporation, as Tenant ("Tenant").

                                      WITNESSETH

    WHEREAS, the Owner Participant, Trust, Owner Trustee and Agent have heretofore entered into that certain Participation Agreement dated as of May 12, 1995, by and among the Owner Participant, Trust, Owner Trustee and Agent (the "Participation Agreement"); and

    WHEREAS, the Tenant and the Lenders desire to reduce the Construction Advance Limit to $14,680,000; and

    WHEREAS, the Tenant and the Lenders now desire to amend in certain respects the Participation Agreement as hereinafter provided;

    NOW THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Tenant and the Lenders hereby agree as follows:

    1. Amendment to Owner Participant Schedule. All references in the Participation Agreement referring to the Owner Participant Schedule shall be changed to refer to the Amended and Restated Owner Participant Schedule attached hereto.

    2. Amendments to Article 1. Article I of the Participation Agreement shall be amended by amending the definition of "Initial Owner Participant Investment" in its entirety to read as follows:

    "Initial Owner Participant Investment" means an amount not in excess of $440,400.

    3. Effectiveness. The effectiveness of this First Amendment to Participation Agreement is conditioned upon receipt by the Agent of each of the requirements for the effectiveness of that certain First Amendment to Construction Loan Agreement among Trust, Agent, and Lenders dated as of even date herewith (the "First Amendment to Loan Agreement").

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    4.   Reaffirmation of Representations and Warranties.  To induce the
Lenders, the Agent, and the Owner Participant to enter into this First Amendment to Participation Agreement, the Tenant hereby reaffirms, as of the date hereof, its representations and warranties in their entirety contained in the Participation Agreement and in all other documents executed pursuant thereto (except to the extent such representations and warranties relate solely to an earlier date) and additionally represents and warrants that the execution and delivery by the Tenant of this First Amendment to Participation Agreement and the other Amendment Documents (as defined in the First Amendment to Loan Agreement) to which it is a party does not, and the performance or observance by the Tenant of the terms, conditions or provisions hereof will not conflict with, violate or result in the breach of any agreement or instrument to which the Tenant is a party or by which the Tenant, or any of its respective properties is bound, or constitute a default thereunder.

    5.   Reaffirmation of Participation Agreement.  The Participation
Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Participation Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Participation Agreement, as amended hereby.

    6. Defined Terms. Except as amended hereby, terms used herein when defined in the Participation Agreement shall have the same meanings therein unless the context otherwise requires.

    7. Counterparts. This First Amendment to Participation Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one document.

    8. Headings. The headings of the sections of this First Amendment to Participation Agreement are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

    9. Governing Law. THE FIRST AMENDMENT TO PARTICIPATION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE with THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE THAT WOULD CAUSE THE APPLICATION OF THE DOMESTIC SUBSTANTIVE LAWS OF ANY OTHER JURISDICTION.

    IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Participation Agreement to be duly executed as of the day and year first above written.


NATWEST MARKETS LEASING CORPORATION,
as Owner Participant


By: Theresa Murray
    Vice President and Officer

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MEDIA PLAY TRUST

By: Yasuda Bank and Trust Company (U.S.A.),
    not in its individual capacity, but solely in its
    capacity as Owner Trustee of the Media Play Trust

By: Anthony Bocchino
    Vice President


YASUDA BANK AND TRUST COMPANY
(U.S.A.), as Owner Trustee


By: Anthony Bocchino
    Vice President


NATIONAL WESTMINSTER BANK Plc,
as Agent and Lender


By: Theresa Murray
    Vice President


MEDIA PLAY, INC.,
as Tenant


By: Timothy J. Scully
    Assistant Treasurer


OTHER LENDERS

THE LONG-TERM CREDIT BANK OF JAPAN, LTD.
  Chicago Branch


By: Armund Schoen, Jr.
    Vice President

THE YASUDA TRUST & BANKING COMPANY, LTD.
  Chicago Branch


By: Douglas B. Warren
    Vice President


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                                 AMENDED AND RESTATED
                              OWNER PARTICIPANT SCHEDULE


Pursuant to the terms of that certain Participation Agreement dated as of May 12, 1995, as amended by that certain First Amendment thereto dated as of April 9, 1996 (as amended, modified, supplemented, renewed, extended and/or restated from time to time, the "Participation Agreement") by and among NATWEST MARKETS LEASING CORPORATION (the "Owner Participant"), MEDIA PLAY TRUST, a trust existing under the laws of the State of New York (the "Trust"), NATIONAL WESTMINSTER BANK Plc, as Agent and a Lender, such other Lenders parties thereto (collectively the "Lenders") and MEDIA PLAY, INC. (the "Tenant"), the Tenant and the Owner Participant agree that: (i) the Equity Facility Fee shall be one percent (1.0%) per annum of the Owner Participant Amount; (ii) the "Equity Default Percentage" (herein so called) shall be two percent (2.0%); and (iii) the following will constitute the "Owner Participant Margin" referred to in the definition of "Equity Investment Return" in the Participation Agreement and shall be used for purposes of determining the Equity Return Rate under the Participation Agreement:

    If the Applicable Rate is the LIBO Rate:         3.00%

    If the Applicable Rate  is  the  Base  Rate:     1.75%.

TRUST:

MEDIA PLAY TRUST
By: Yasuda Bank and Trust Company (U.S.A.),
    not in its individual capacity but solely in its
    capacity as Owner Trustee of the Media Play Trust

By: Anthony Bocchino
    Vice President


OWNER PARTICIPANT:
NATWEST MARKETS LEASING CORPORATION


By: Theresa Murray
    Vice President and Officer

TENANT:
MEDIA PLAY, INC.


By: Timothy J. Scully
    Assistant Treasurer